UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                          ProIndia International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

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          filing  fee  is  calculated  and  state  how  it  was  determined)

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


                          ProIndia International, Inc.

                            (a Delaware Corporation)





                             INFORMATION STATEMENT

                       Date first mailed to Stockholders:

                               September __, 2010





                                    Level 8

                               580 St Kilda Road

                            Melbourne Victoria 3004

                                   Australia

                  (Principle executive offices of the Company)





                       WE ARE NOT ASKING YOU FOR A PROXY

                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                          PROINDIA INTERNATIONAL, INC.
                       PO Box 6315 St Kilda Road Central
                       Melbourne Victoria 8008 Australia
                              Tel +(613) 8532 2800
                              Fax +(613) 8532 2805
                        Email proindiainfo@axisc.com.au
                         Website www.proindiaenergy.com

                             INFORMATION STATEMENT

                                  INTRODUCTION

     This Information Statement is being furnished to Stockholders of ProIndia International, Inc., a Delaware corporation ("ProIndia" or the "Company"), pursuant to the requirements of Regulation 14C under the Securities Exchange Act 1934, as amended, in connection with an Action by Written Consent, dated September __, 2010, of the Stockholders of the Company in lieu of a General Meeting of Stockholders of the Company (the "Written Consent"). A copy of the Written Consent is attached as Exhibit "A" to this Information Statement.

     Management of the Company is utilising the Written Consent in order to reduce the expenses and demands on the Company's executives' time necessitated by the holding of a meeting of stockholders, since the only business of such a meeting would be the election of directors and change of name to "Electrum International, Inc.", and the Company's principal stockholder, which owns 95.83% of the issued and outstanding shares of the Company's $.0001 par value common stock (the "Common Stock") has indicated that it will vote for the election of directors and change of name to "Electrum International, Inc.", thereby ensuring the approval of such resolutions. See "Vote Required"; and "Other Information Regarding the Company - Security Ownership of Certain Beneficial Owners and Management". The Company has received an executed Written Consent from its principal stockholder which shall be effective 21 days from the date this Information Statement is first mailed to Stockholders. See "Matters Set Forth in the Written Consent".

     Stockholders of record at the close of business on September ___, 2010 are being furnished copies of this Information Statement. The principal executive offices of the Company are located at Level 8, 580 St Kilda Road Melbourne, Victoria, 3004, Australia, and the Company's telephone number is 011 613 8532 2800.

                    MATTERS SET FORTH IN THE WRITTEN CONSENT

     The Written Consent contains a resolution approving the appointment of Joseph Isaac Gutnick and Craig Anthony Michael as directors of the company. The Company's principal stockholder, Power Developments Pty Ltd., which owns 165,600,000 shares of common stock, representing 95.83% of the currently issued and outstanding shares of Common Stock, has executed the Written Consent, thereby ensuring the approval of the election of directors and change of name to "Electrum International, Inc.". See "Other Information Regarding The Company - Security Ownership of Certain Beneficial Owners and Management."

                                 VOTE REQUIRED

     Counterpart copies of the Written Consent evidencing a majority of the outstanding shares of Common Stock, must be received by the Company within sixty days of the earliest dated counterpart copy of the Written Consent received by the Company in order to effectuate the matters set forth therein. As of September __, 2010 (date of Written Consent), 172,800,00 shares of Common Stock were issued and outstanding, thus, Stockholders representing no less than 86,400,000 shares of Common Stock were required to execute the Written Consent to effect the matters set forth therein. As discussed under "Matters Set Forth in the Written Consent" the Company's principal stockholder, which owns approximately 165,600,000 shares of Common Stock, or 95.83% of the outstanding Common Stock, has executed the Written Consent, thereby ensuring the approval of the re-election of the directors. MANAGEMENT IS NOT ASKING YOU FOR A PROXY AND
YOU  ARE  REQUESTED  NOT  TO  SEND  MANAGEMENT  A  PROXY.

                             ELECTION OF DIRECTORS

General

     Our By-laws provide that the number of Directors of the Company initially shall be one and that the number of directors which shall thereafter constitute the whole Board shall be determined by the Board of Directors. The Board has determined that the number of Directors constituting the whole Board shall be two.

     Directors need not be stockholders of the Company or residents of the State of Delaware. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholder or until a special meeting is called to elect Directors.

     Our Board of Directors currently has two members who hold office for a period of one year.

Director nominees

     The following are management's director nominees:

Name                     Director Since

Joseph Isaac Gutnick     December 2008
Craig Anthony Michael    May 2010

Directors and executive officers

     The  following  table  lists  our  directors  and  executive  officers.

Name                   Age    Position(s) Currently Held with the Company

Joseph Gutnick         58     Chairman of the Board, President, Chief Executive
                              Officer and Director
Craig Michael          32     Vice President and Director
Peter Lee              53     Secretary and Chief Financial Officer

Director Qualifications

     The following paragraphs provide information as of the date of this report about each director as well as about each executive officer. The information presented includes information each director has given us about his age, all positions he holds, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each director's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our directors have demonstrated an ability to exercise sound judgment, as well as a commitment of service to the Company and our Board.

Joseph Gutnick

     Mr. Gutnick has been President and Chief Executive Officer since December 2008. He has been a Director of numerous public listed companies in Australia specialising in the mining sector since 1980 and is currently President and CEO of Legend International Holdings Inc. (since 2004) and Golden River Resources Corporation (for more than 10 years), and Aurum Inc. (since July 2009) US corporations listed on the OTC market and President CEO of Northern Capital Resources Corporation and Yahalom International Resources Corporation, US corporations and Executive Chairman and Managing Director of Quantum Resources Limited, North Australian Diamonds Ltd and Top End Uranium Limited, Australian listed public companies. He has previously been a Director of Hawthorn Resources Limited, Astro Diamond Mines NL, Acadian Mining Corporation and Royal Roads Corporation in the last five years. Mr. Gutnick was previously a Director of the World Gold Council. He is a Fellow of the Australasian Institute of Mining & Metallurgy and the Australian Institute of Management and a Member of the Australian Institute of Company Directors.

     Mr. Gutnick's experience in founding and serving as the chiefexecutive officer and chairman of a number of public companies will provide our Board with valuable executive leadership and management experience.



Craig Michael

     Mr. Michael has been a director of the Company since January 2010. He is currently a Director of North Australian Diamonds Limited, Top End Uranium Ltd and Aurum, Inc. (since 2010). Mr. Michael has been Executive General Manager of Legend International Holdings, Inc. since 2007. His previous work was with Oxiana Ltd, an international mining company with operations in South East Asia and Australia. From 2004 to 2007, Mr. Michael was based in Laos in senior management positions as a Supervisor/Trainer, both as a Mine Geologist and Resource Geologist at the Sepon Copper Gold Project, Savannahkhet Province, Lao PDR. In conjunction with training the national geologic staff in all mining and resource geology functions, Mr. Michael also conducted resource estimates for public reporting and was responsible for the geological interpretation of the Khanong copper-gold deposit, and the surrounding oxide and primary gold deposits.


     Mr. Michael's experience in working on complex mining projects in South East Asian and Australia will provide our Board with a valuable perspective on conducting business in foreign jurisdictions.



Peter Lee

     Mr. Lee has been Chief Financial Officer and Principal Accounting Officer since December 2008. Mr. Lee is a Member of the Institute of Chartered
Accountants in Australia, a Fellow of Chartered Secretaries Australia Ltd., a Member of the Australian Institute of Company Directors and holds a Bachelor of Business (Accounting) from Royal Melbourne Institute of Technology. He has over 25 years commercial experience and is currently CFO and Secretary of Legend International Holdings Inc. (since 2005), Golden River Resources Corporation (for more than 10 years) and Aurum Inc. (since July 2009), US corporations listed on the OTC market, Northern Capital Resources Corporation and Yahalom International Resources Corporation, and Company Secretary of Quantum Resources Limited, North Australian Diamonds Ltd and Top End Uranium Limited, Australian listed public companies. Mr. Lee is also a director of Acadian Mining Corporation (ADA:TSX).

     Mr. Gutnick was formerly the Chairman of the Board, and Mr. Lee was formerly Company Secretary of Centaur Mining & Exploration Ltd., an Australian corporation, which commenced an insolvency proceeding in Australia in March 2001.

     The Company's directors have been appointed for a one-year term which expires in September 2011.

     Directors need not be stockholders of the company or residents of the State of Delaware. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholder or until a special meeting is called to elect Directors.

Board Leadership Structure and Risk Oversight

     The office of the Chairman of the Board and Chief Executive Officer currently are held by the same individual. The Company believes that the combined role is more efficient for a smaller company with limited operations. Also, the Company's Board of Directors sets the Company's strategy and goals so the Chairman of the Board must be an integral part of that process, and he can provide strategic guidance to the Board by virtue of his role as Chief Executive Officer.

     The Company's Board is responsible for monitoring and assessing the Company's risks, which include risks associated with operations, financing and capital investments.

Board, Audit Committee and Remuneration Committee Meetings

     Our Board of Directors consists of two directors', one of which was appointed in May 2010. During fiscal 2009, our Board of Directors did not meet. The Board of Directors also uses resolutions in writing to deal with certain matters, and during fiscal 2009, eight resolutions in writing were signed by all Directors.

     We do not have a nominating committee. Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board's practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not directors, officers, or employees of ProIndia International, Inc. on the same basis as candidates proposed by any other person. We do not have a policy with respect to the use of diversity as a criteria for Board membership.



Audit Committee

     At December 31, 2009, the Company had not formed an audit committee or adopted an audit committee charter. In lieu of an audit committee, the Company's board of directors assumes the responsibilities that would normally be those of an audit committee. Given the limited scope of the Company's operations to date, the Board of Directors does not at present have a director that would qualify as an audit committee financial expert under the applicable federal securities law regulations.

Remuneration Committee

     At December 31, 2009, the Company had not formed a remuneration committee or adopted a remuneration committee charter. In lieu of an remuneration committee, the Company's board of directors assumes the responsibilities that would normally be those of an remuneration committee.

Code of Ethics

     We have adopted a Code of Conduct and Ethics and it applies to all Directors, Officers and employees. A copy of the Code of Conduct and Ethics is on our website at www.proindiaenergy.com. We will provide a copy of the Code of Conduct and Ethics any person without charge. If you require a copy, contact us by facsimile or email and we will send you a copy.

Report of the Board on Financial Statements

     We do not have an Audit Committee - the Board of Directors deals with matters normally dealt with by the Audit Committee.

     Management is responsible for ProIndia's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. ProIndia' independent auditors are responsible for auditing those financial statements.

     In performing our oversight duties we rely on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States. We also rely on the representations of the independent auditors included in their report on ProIndia's financial statements.

     Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures. Furthermore, our contacts with management and the independent auditors do not assure that:

     - ProIndia's financial statements are presented in accordance with generally accepted accounting principles,

     - the audit of ProIndia's financial statements has been carried out in accordance with generally accepted auditing standards or

     -    ProIndia's  independent  accountants  are  in  fact  "independent."

     In connection with the inclusion of the audited financial statements in ProIndia's annual report on Form 10-K for the fiscal year ended December 31, 2009 ("fiscal 2009"), the Board of Directors:

     - reviewed and discussed the audited financial statements with management,

     - discussed with our independent auditors the materials required to be discussed by SAS 61,

     - reviewed the written disclosures and the letter from our independent auditors required by Independent Standards Board Standard No. 1 and discussed with our independent auditors their independence, and

     - based on the foregoing review and discussion, recommended to the Board of Directors that the audited financial statements be included in ProIndia's fiscal 2009 annual report on Form 10-K.

Mr.  Joseph  Gutnick
Mr.  Craig  Michael

Stockholder Communications with the Board

     Stockholders who wish to communicate with the Board of Directors should send their communications to the Chairman of the Board at the address listed below. The Chairman of the Board is responsible for forwarding communications to the appropriate Board members.

     Mr.  Joseph  Gutnick
     ProIndia  International,  Inc.
     PO  Box  6315  St.  Kilda  Road
     Central  Melbourne,  Victoria  8008  Australia

Annual Meeting Attendance

     The Company encourages all Directors to attend the annual meeting of stockholders either in person or by telephone.

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our Directors, executive officers and beneficial owners of more than 10% of the outstanding common stock are required to file reports with the Securities and Exchange Commission concerning their ownership of and transactions in our common stock and are also required to provide to us copies of such reports. Based solely on such reports and related information furnished to us, we believe that in fiscal 2009 all such filing requirements were complied with in a timely manner by all Directors and executive officers, except that Mr. Lee and Mr. Michael filed Form 3's after the due dates for such forms.

Executive Compensation.

Summary Compensation Table

     The following table sets forth the annual salary, bonuses and all other compensation awards and pay outs on account of our Chief Executive Officer for services rendered to us during the fiscal year ended December 31, 2009 and 2008. No other executive officer received more than US$100,000 per annum during this period.

Summary Compensation Table

-------------------------------------------------------------------------------------------------------------------------------
Name and              Year   Salary    Bonus   Stock    Option   Non-Equity         Change in        All Other         Total
Principal Position                             Awards   Awards   Incentive          Pension          Compensation
                                                                 Plan               Value and
                                                                 Compensation       Nonqualified
                                                                                    Deferred
                                                                                    Compensation
                                                                                    Earnings
-------------------------------------------------------------------------------------------------------------------------------
Joseph Gutnick,       2009   $2,500      -          -        -              -                  -                -      $2,500
Chairman of the
Board, President
and CEO (1)
-------------------------------------------------------------------------------------------------------------------------------
Edward T Famer,       2008   $    -      -       -        -           -                   -                  -         $    -
Director and
CEO (2)
-------------------------------------------------------------------------------------------------------------------------------

1.  Joseph  Gutnick  appointed  December  28,  2008.
2.  Edward Farmer appointed November 12, 2007 and resigned December 28, 2008.

     We have a policy that we will not enter into any transaction with an officer, Director or affiliate of the Company or any member of their families unless the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to the Company at the time authorised.

Outstanding Equity Awards at Fiscal Year-End

None.

Principal Officers Contracts

The principal officers do not have any employment contracts.

Compensation of Directors

The Company's directors did not receive any compensation during fiscal 2009.

It is our policy to reimburse Directors for reasonable travel and lodging expenses incurred in attending Board of Directors meetings.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

     The following table sets forth certain information regarding the beneficial ownership of our common stock by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group as of September 2, 2010.

-------------------------------------------------------------------------------------------------------
Title of                    Name and Address                Amount and nature of          Percentage
Class                       of Beneficial Owner*            Beneficial Owner              of class (1)
-------------------------------------------------------------------------------------------------------
Shares of common stock      Joseph Gutnick                  165,600,000  (2)                     95.83

Shares of common stock      Craig Michael                             -                              -

Shares of common stock      Peter Lee                                 -                              -
-------------------------------------------------------------------------------------------------------
                            All officers and Directors      165,600,000                          95.83
                            as a group
-------------------------------------------------------------------------------------------------------

* Unless otherwise indicated, the address of each person is c/o ProIndia International, Inc., Level 8, 580 St. Kilda Road, Melbourne, Victoria 3004 Australia

Notes:
(1)  Based  on  172,800,000  shares  outstanding  as  of  September  2,  2010.
(2) Includes 165,600,000 shares owned by Power Developments Pty Ltd, of which Mr Joseph Gutnick is the sole Director and stockholder.

Certain Relationships and Related Transactions

     We are one of eight affiliated companies under common management. Each of the companies has some common Directors, officers and shareholders. In addition, each of the companies is substantially dependent upon AXIS for its senior management and administration staff. It is the intention of the affiliated companies and respective Boards of Directors that any arrangements or transactions between the companies should accommodate the respective interest of the relevant affiliated companies in a manner which is fair to all parties and equitable to the shareholders of each. Currently, there are no material arrangements or planned transactions between the Company and any of the other affiliated companies other than AXIS.

     AXIS is paid by each company for the costs incurred by it in carrying out the administration function for each such company. Pursuant to the Service Agreement, AXIS performs such functions as payroll, maintaining employee records required by law and by usual accounting procedures, providing insurance, legal, human resources, company secretarial, land management, certain exploration and mining support, financial, accounting advice and services. AXIS procures items of equipment necessary in the conduct of the business of the Company. AXIS also provides for the Company various services, including but not limited to the making available of office supplies, office facilities and any other services as may be required from time to time by the Company as and when requested by the Company.

     We are required to reimburse AXIS for any direct costs incurred by AXIS for the Company. In addition, we are required to pay a proportion of AXIS's overhead cost based on AXIS's management estimate of our utilisation of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and overhead costs. Amounts invoiced by AXIS are required to be paid by us. We are also not permitted to obtain from sources other than AXIS, and we are not permitted to perform or provide ourselves, the services contemplated by the Service Agreement, unless we first requests AXIS to provide the service and AXIS fails to provide the service within one month.

     The Service Agreement may be terminated by AXIS or ourselves upon 60 days prior notice. If the Service Agreement is terminated by AXIS, we would be required to independently provide, or to seek an alternative source of providing, the services currently provided by AXIS. There can be no assurance that we could independently provide or find a third party to provide these services on a cost-effective basis or that any transition from receiving services under the Service Agreement will not have a material adverse effect on us. Our inability to provide such services or to find a third party to provide such services may have a material adverse effect on our operations.

     In accordance with the Service Agreement, AXIS provides the Company with the services of our Chief Executive Officer, Chief Financial Officer and clerical employees, as well as office facilities, equipment, administrative and clerical services. We pay AXIS for the actual costs of such facilities plus a maximum service fee of 15%.

Transactions  with  Management.

     We have a written policy that we will not enter into any transaction with an Officer, Director or affiliate of us or any member of their families unless the transaction is approved by a majority of our disinterested non-employee Directors and the disinterested majority determines that the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to us at the time authorised.

Principal Accounting Fees and Services

     The following table shows the audit fees that were billed or are expected to be billed by PKF and Moore for fiscal 2009 and 2008.


                            PKF         PKF        Moore
                           ----        ----        -----
                           2009        2008         2008
                           ----        ----        -----

     Audit fees           $33,915     $15,000      $4,500
     Audit related fees         -           -           -
     Tax fees               5,500       6,365           -
                          -------------------      ------
     Total                $39,415     $21,365      $4,500
                          ===================      ======


     Audit fees were for the audit of our annual financial statements, review of financial statements included in our 10-Q quarterly reports, and services that are normally provided by independent auditors in connection with our other filings with the SEC. This category also includes advice on accounting matters that arose during, or as a result of, the audit or review of our interim financial statements.

     Tax fees relate to the preparation of the Company's income tax returns and other tax compliance filings.

                                 CHANGE OF NAME

     The Company proposes to amend its Certificate of Incorporation to change its name from ProIndia International, Inc. to Electrum International, Inc. The primary reasons for the proposed name change are to better clarify the identity of the Company and to reflect the fact that the Company does not intend to limit the area of its operations to India. The change of name has no effect on the activities of the Company.

     The Board of Directors will retain the discretion when to effect the name change.

     A copy of the proposed amendment to the Certificate of Incorporation is attached as Exhibit B to this Information Statement.

By order of the Board of Directors,

/s/ Peter J Lee

Peter J Lee
Secretary

August __, 2010

                                   EXHIBIT A

                          PROINDIA INTERNATIONAL, INC.

                 NOTICE PURSUANT TO SECTION 228 OF THE GENERAL
                                CORPORATION LAW

To:     All  Stockholders

1. PLEASE TAKE NOTE THAT Stockholders owning at least a majority of the outstanding stock of ProIndia International, Inc. by written consent with a meeting dated September __, 2010 have duly adopted the following resolution:

        "a resolution appointing Joseph Isaac Gutnick and Craig Anthony Michael as Directors of the Corporation for a period of twelve months".

        "a resolution changing the name of the Corporation to Electrum International, Inc.".



PETER  LEE
Secretary

                                                                       Exhibit B
                                                                       ---------

                            CERTIFICATE OF AMENDMENT

                                       OF

                        CERTIFICATE OF INCORPORATION OF

                          PROINDIA INTERNATIONAL, INC.

               (Under section 242 of the General Corporation Law)

     ProIndia International, Inc., a corporation organized and existing under the General Corporations Law of the State of Delaware (the "Corporation"), does hereby certify that:

     FIRST:  The  name  of  the  Corporation  is  ProIndia  International,  Inc.

     SECOND: The Certificate of Incorporation is hereby amended by striking out Article "FIRST" thereof and by substituting in lieu of said Article the following provisions:

                   "FIRST:  The  name  of the Corporation (the "Corporation") is
                    -----   Electrum  International,  Inc."

     THIRD: The Amendment to the Certificate of Incorporation herein certified has been duly adopted in accordance with the provision of Section 228 and 242 of the General Corporations Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this certificate of Amendment as of this __day of September, 2010.


                                   -------------------------------------
                                   Peter  J  Lee
                                   Secretary

================================================================================
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------
                                   FORM 10-K
                                ---------------

[x] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the fiscal year ended: December 31, 2009
                                       or

[ ]   TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
      EXCHANGE
      ACT OF 1934
         For the transition period from: _____________ to _____________

                      Commission File Number    000-53735

                          PROINDIA INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

                                ---------------

              Delaware                                     27-0267587
   --------------------------------                    ------------------
    (State or Other Jurisdiction                        (I.R.S. Employer
   of Incorporation or Organization)                   Identification No.)


        Level 8, 580 St Kilda Road Melbourne, Victoria, 3004, Australia
              (Address of principal executive offices) (Zip Code)

                              001 (613) 8532 2800
              (Registrant's telephone number, including area code)


                              We Sell For U Corp.
         (Former name or former address, if changed since last report)
                                ---------------

        Securities registered pursuant to Section 12(b) of the Act: None

--------------------------------------------------------------------------------

        Securities registered pursuant to Section 12(g) of the Act: None

                              Title of each class


Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
                                                          [ ]  Yes  [x]  No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
                                                          [ ]  Yes  [x]  No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                          [x]  Yes  [ ]  No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T ( 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
                                                          [ ]  Yes  [ ]  No


Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K ( 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.
                                                                    [ ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.

    Large accelerated filer   [ ]                  Accelerated filer       [ ]
    Non-accelerated filer     [ ]             Smaller reporting company    [x]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).
                                                          [ ]  Yes  [x]  No

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was last sold, or the average bid and asked price of such common equity, as of the last business day of the registrant's most recently completed second fiscal quarter.

The aggregate market value based on the average bid and asked price on the over-the-counter market of the registrant's common stock ("Common Stock") held by non-affiliates of the Company was $1,440,000 as at June 30, 2009.

There were 172,800,000 outstanding shares of Common Stock as of March 24, 2010.

             APPLICABLE ONLY TO REGISTRANTS INVOLVED IN BANKRUPTCY
                  PROCEEDINGS DURING THE PRECEDING FIVE YEARS:

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.
                                                          [ ]  Yes  [ ]  No

                      DOCUMENTS INCORPORATED BY REFERENCE

Not Applicable
_____________________


--------------------------------------------------------------------------------
================================================================================

                                     INDEX

                                     PART I

Item 1.    Business                                                            1
Item 1A.   Risk Factors                                                        3
Item 1B.   Unresolved Staff Comments                                           6
Item 2.    Properties                                                          6
Item 3.    Legal Proceedings                                                   6
Item 4.    (Removed and Reserved)

                                     PART II

Item 5.    Market for Registrant's Common Equity, Related Stockholder Matters
           and Issuer Purchases of Equity Securities                           7
Item 6.    Selected Financial Data                                             8
Item 7.    Management's Discussion and Analysis of Financial Condition and
           Results of Operation                                                9
Item 7A.   Quantitative and Qualitative Disclosures About Market Risk         14
Item 8.    Financial Statements and Supplementary Data                        15
Item 9.    Changes in and Disagreements With Accountants on Accounting and
           Financial Disclosure                                               15
Item 9A.   Controls and Procedures                                            16
Item 9B.   Other Information                                                  17

                                    PART III

Item 10.   Directors, Executive Officers and Corporate Governance             18
Item 11.   Executive Compensation                                             20
Item 12.   Security Ownership of Certain Beneficial Owners and Management and
           Related Stockholder Matters                                        22
Item 13.   Certain Relationships and Related Transactions, and Director
           Independence                                                       22
Item 14.   Principal Accounting Fees and Services                             23

                                    PART IV

Item 15.   Exhibits, Financial Statement Schedules                            24

SIGNATURES

                                     PART I

Information Regarding Forward Looking Statements

     This report and other reports, as well as other written and oral statements made or released by us, may contain forward looking statements. Forward looking statements are statements that describe, or that are based on, our current expectations, estimates, projections and beliefs. Forward looking statements are based on assumptions made by us, and on information currently available to us. Forward-looking statements describe our expectations today of what we believe is most likely to occur or may be reasonably achievable in the future, but such statements do not predict or assure any future occurrence and may turn out to be wrong. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. The words "believe," "anticipate," "intend," "expect," "estimate," "project", "predict", "hope", "should", "may", and "will", other words and expressions that have similar meanings, and variations of such words and expressions, among others, usually are intended to help identify forward-looking statements.

     Forward-looking statements are subject to both known and unknown risks and uncertainties and can be affected by inaccurate assumptions we might make. Risks, uncertainties and inaccurate assumptions could cause actual results to differ materially from historical results or those currently anticipated. Consequently, no forward-looking statement can be guaranteed. The potential risks and uncertainties that could affect forward looking statements include, but are not limited to:

     -   the  risks  of  development  stage  projects,
     -   political  risks  of  development  in  foreign  countries,
     -   risks  associated  with  environmental  and  other  regulatory matters,
     -   the  volatility  of  energy  and  commodity  prices,
     -   movements  in  foreign  exchange  rates,
     -   increased  competition,  governmental  regulation,
     -   performance  of  information  systems,
     - ability of the Company to hire, train and retain qualified employees, and
     - our ability to enter into key project development and supply agreements and the performance of contract counterparties.

     In addition, other risks, uncertainties, assumptions, and factors that could affect the Company's results and prospects are described in this report, including under the heading "Risk Factors" and elsewhere and may further be described in the Company's prior and future filings with the Securities and Exchange Commission and other written and oral statements made or released by the Company.

     We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date of this document. The information contained in this report is current only as of its date, and we assume no obligation to update any forward-looking statements.

Item 1     Business

Description Of Business

Introduction

     ProIndia International, Inc. ("ProIndia" or the "Company", "we," "our" or "us") is a Delaware corporation that was originally incorporated in Florida as We Sell for U Corp. ("We Sell for U") on November 12, 2007. The principal stockholder of ProIndia is Power Developments Pty Ltd., an Australian corporation ("Power"), an entity majority owned by the Company's president, which owned 95.83% of ProIndia as of December 31, 2009.

     ProIndia was originally established with the intention to develop and provide service offerings to facilitate auctions on eBay for individuals and companies who lack the eBay expertise and/or time to list/sell and ship items they wish to sell. Our intent was to partner with local/regional/nationally known "Brick and Mortar "retail and service establishments. These establishments would directly benefit from an additional profit center and with increased store traffic and creation of customers.

     In December 2008, Power acquired an 96% interest in ProIndia from Edward T. Farmer and certain other stockholders. Mr. Farmer resigned as Sole Director and Officer of ProIndia, Joseph Gutnick was appointed President, Chief Executive Officer and a Director and Peter Lee was appointed Chief Financial Officer and Secretary. Commencing in fiscal 2009, ProIndia has decided to focus its business on energy opportunities.

Recent Developments

     On January 29, 2009 the Company's Board of Directors declared a 6-for-1 stock split in the form of a stock dividend that was payable in February 2009 to stockholders of record as of February 14, 2009. An aggregate of 72,000,000 shares of common stock were issued in connection with this dividend.

     The Company has accounted for this bonus issue as a stock split and accordingly, all share and per share data has been retroactively restated.

     Effective March 23, 2009 ProIndia entered into an agreement with the Indian Farmers Fertiliser Cooperative ("IFFCO") to explore the commercial viability of generating and/or distributing alternate energy, or other viable products, to the Indian market.

     On March 31, 2009, the Company's Board of Directors declared a 2-for-1 stock split in the form of a stock dividend that was payable in August 2009 to stockholders of record as of August 12, 2009. The Company has accounted for this bonus issue as a stock split and accordingly, all share and per share data has been retroactively restated. An aggregate of 86,400,000 shares of common stock were issued in connection with this dividend.

     Effective on August 12, 2009, We Sell For U Corp. completed the reincorporation from a Florida corporation to a Delaware corporation through a merger with and into its wholly-owned subsidiary, ProIndia International, Inc. Each issued and outstanding share of common stock, par value $0.0001 per share, of We Sell For U Corp., a Florida-incorporated company, was automatically converted into one issued and outstanding share of common stock, par value $0.0001 per share, of ProIndia International, Inc, a Delaware-incorporated company. The number of authorized shares of capital stock was increased to five hundred twenty million (520,000,000) shares, of which five hundred million (500,000,000) shares shall be Common Stock and twenty million (20,000,000) shares shall be Preferred Stock, each with a par value of $.0001 per share. For purposes of the Company's reporting status with the Securities and Exchange Commission, ProIndia is deemed a successor to We Sell for U.

Description of Current Business Plans and Activities

     The following is a description of the Company's current business plans and activities.

     In March 2009, the Company announced the execution of an Agreement with IFFCO to explore the commercial viability of generating and/or distributing alternate energy or any other viable products to the rural Indian market. Since the announcement, the potential markets have been further refined to focus on regional farming communities in India who have little or no access to certain products, services or technologies relating to the farmers business or non business needs.

     IFFCO is India's largest farmers co-operative having around 40,000 cooperatives as its shareholders which encompass over 50 million farmers. The cooperative is primarily engaged with the production and marketing of fertilizers to its shareholders. IFFCO's assets, distribution network, relationship with the Indian government and massive customer base make it well placed to support and explore the activities outlined in the Cooperation
Agreement. IFFCO have already utilized their extensive communication and distribution network to sell mobile phones, mechanically charged flashlights, and general insurance to their members and are interested in exploring other beneficial opportunities.

     Under the Agreement, ProIndia and IFFCO, agree to work together in a collaborative manner in relation to the products, services or technologies, in partcular those in which IFFCO is not currently engaged, that may be applicable for the rural Indian market. ProIndia shall fund the pilot studies, with IFFCO facilitating ProIndia with the relevant government and licensing authorities. The parties may by mutual agreement extend the range of products covered by the Agreement. In the event the parties elect to proceed to full commercialization, ProIndia and IFFCO shall be exclusive partners, with ProIndia having access to IFFCO's cooperative members and distribution network.

     IFFCO is India's largest farmers co-operative having around 40,000 cooperatives as its shareholders which encompass over 50 million farmers. The cooperative is primarily engaged with the production and marketing of fertilizers to its shareholders. IFFCO's assets, distribution network, relationship with the Indian government and massive customer base make it well placed to support and explore the activities outlined in the Cooperation
Agreement. IFFCO have already utilized their extensive communication and distribution network to sell mobile phones, mechanically charged flashlights, and general insurance to their members and are interested in exploring other beneficial opportunities.

     Since that time, ProIndia has continued to pursue this strategy and has met with IFFCO and other parties in India and internationally to continue to refine this strategy and resulting from this work, has formulated a business plan. As part of the ongoing strategy and in order to advance its business plan, ProIndia has engaged Boston Consulting Group (BCG) to assist with the development of components of the business plan. BCG is a global management consulting firm and one of the world's leading advisors on business strategy.

     The primary aims of ProIndia are to (i) generate a significant positive return on investment for ProIndia and its shareholders; (ii) grow ProIndia into a successful international enterprise through a model developed between IFFCO and ProIndia, that is self sustaining enabling the Company to explore further opportunities within India; and (iii) significantly improve the living standards and therefore productivity and economic development of IFFCO's member societies and other rural Indian communities.

     To achieve these aims ProIndia, currently through BCG is exploring the development and commercialization of certain products, services or technologies which meet the following business criteria:

  1. Be highly beneficial to Indian farmers' and in particular regional farming communities who have little or no access to these products, services or technologies. The product, service or technology will address a widespread critical need throughout India and significantly improve the living standards of the target communities.

  2. Be  affordable  and  simple  to  operate,  use  or  obtain in remote areas.

     In accordance with the above aims and criteria, ProIndia through BCG has identified a number of opportunities for initial investigation. These areas cover a wide range of services, products and technologies across a broad range of categories relating to a farmers business and non business needs. The opportunities are being assessed under certain economic criteria and will be refined until two or three clear opportunities have been identified.

     Once suitable products, services or technologies have been approved in conjunction with an appropriate business model and plan, a target community will be selected in conjunction with IFFCO to begin a pilot study. A feasibility study will commence to assess the viability of the chosen opportunity. This will include assessing the financial model and funding structure, the sustainability within the community, the marketing strategy, appropriate tariff structure, environmental impact, social impact and the overall implementation strategy.

     BCG's initial overview was completed in December 2009 and has highlighted two clear opportunities, being Agri-Input Retailing and Farm Management, to develop through IFFCO's massive distribution network.

     Following discussion with BCG on BCG's results of the study, ProIndia has engaged BCG to proceed to the next phase of the engagement to investigate Agri-Input Retailing and Farm Management opportunities and to develop business models for such opportunities. ProIndia and BCG anticipate that this phase of the project will be completed by late 2010.

Employees

     We use temporary employees in our activities. The services of our Chief Executive Officer, Joseph Gutnick and Chief Financial Officer and Secretary, Peter Lee, as well as clerical employees are provided to us on a part-time as needed basis pursuant to a Service Agreement (the "Service Agreement") between us and AXIS Consultants Pty Limited ("AXIS") effective from January 1, 2009. AXIS also provides us with office facilities, equipment, administration and clerical services in Melbourne Australia pursuant to the Service Agreement. The Service Agreement may be terminated by written notice by either party.

     Other than this, we rely primarily upon consultants to accomplish our activities. We are not subject to a union labour contract or collective bargaining agreement.

Item 1A Risk Factors

     You should carefully consider each of the following risk factors and all of the other information provided in this Annual Report before purchasing our common stock. An investment in our common stock involves a high degree of risk, and should be considered only by persons who can afford the loss of their entire investment. The risks and uncertainties described below are not the only ones we face. There may be additional risks and uncertainties that are not known to us or that we do not consider to be material at this time. If the events described in these risks occur, our business, financial condition and results of operations would likely suffer. Additionally, this Annual Report contains forward-looking statements that involve risks and uncertainties. Our actual results may differ significantly from the results discussed in the forward-looking statements. This section discusses the risk factors that might cause those differences.

Risk Factors

Risks of Our Business

We Lack an Operating History And Have Losses Which We Expect To Continue Into the Future.

     To date we have no source of revenue. We have no operating history as an energy company upon which an evaluation of our future success or failure can be made. Our ability to achieve and maintain profitability and positive cash flow is dependent upon:

  - our ability to identify suitable energy opportunities. Effective March 23, 2009 the Company entered into an agreement with the IFFCO to explore the commercial viability of generating and/or distributing alternate energy to the Indian market which was completed in December 2009 and has highlighted two clear opportunities. The Company has engaged BCG to investigate these opportunities and to develop business models for such opportunities.

  - our ability to raise sufficient capital to turn such opportunities into economically viable business units

There can be no assurance that we will be able to identify profitable business opportunities in the alternate energy field or, if we do, that we will be able to obtain sufficient financing to develop such opportunities.

We may engage in acquisitions, strategic investments, strategic partnerships or alliances or other ventures that may or may not be successful.

We may acquire or make strategic investments in businesses, technologies, services or products, or enter into strategic partnerships or alliances with third parties in order to enhance our business. It is possible that we may not be able to identify suitable acquisitions targets and candidates for strategic investments or partnerships, or if we do identify such targets or candidates, we may not be able to complete those transactions on terms commercially acceptable to us, or at all. The inability to identify suitable acquisition targets or investments or the inability to complete such transactions may affect our competitiveness and our growth prospects.

We may make strategic investments in early-stage technology start-up companies in order to gain experience in or exploit niche technologies. However, our investments may not be successful. The lack of profitability of any of our investments could have a material adverse effect on our operating results

World Economic Conditions Could Adversely Affect Our Results of Operations and Financial Condition

     In 2008 and 2009, world economic conditions have experienced a downturn due to the sequential effects of the subprime lending crisis, general credit market crisis, the general unavailability of financing, collateral effects on the finance and banking industries, volatile energy and commodity costs, concerns about inflation, slower economic activity, decreased consumer confidence, reduced corporate profits and capital spending, adverse business conditions, increased unemployment and liquidity concerns. These adverse conditions may make it harder for the Company to raise additional funds to finance the development of any business opportunity. Continued adverse economic conditions could adversely affect our liquidity, results of operations and financial condition.

The Report Of Our Independent Registered Public Accounting Firm Contains An Explanatory Paragraph Questioning Our Ability To Continue As A Going Concern.

     The report of our independent registered public accounting firm on our financial statements as of December 31, 2009 and 2008, and for the years ended December 31, 2009 and 2008 and the period from inception, November 12, 2007 through December 31, 2009, includes an explanatory paragraph questioning our ability to continue as a going concern. This paragraph indicates that we, have not yet commenced revenue producing operations, have incurred net losses from inception, and have an accumulated (deficit) of $498,356 which conditions raise substantial doubt about our ability to continue as a going concern. Our financial statements do not include any adjustment that might result from the outcome of this uncertainty.

We Are A Small Operation And Do Not Have Significant Capital.

     Because we will have limited working capital, we must limit our activities. If we are unable to raise the capital required to undertake adequate activities, including identifying suitable energy opportunities, we may miss opportunities to establish or acquire suitable economically viable business units.. If we do not find suitable economically viable business units, we may be forced to cease operations and you may lose your entire investment.

If Our Officers And Directors Stopped Working For Us, We Would Be Adversely Impacted.

     None of our officers or directors works for us on a full-time basis. There are no proposals or definitive arrangements to compensate our officers and directors or to engage them on a full-time basis. They each rely on other business activities to support themselves. They each have a conflict of interest in that they are officers and directors of other companies. You must rely on their skills and experience in order for us to reach our objective. We have no employment agreements or key man life insurance policy on any of them. The loss of some or all of these officers and directors could adversely affect our ability to carry on business and could cause you to lose part or all of your investment.

We Are Substantially Dependent Upon AXIS To Carry Out Our Activities

     We are substantially dependent upon AXIS for our senior management, financial and accounting, corporate legal and other corporate headquarters functions. For example, each of our officers is employed by AXIS and, as such, is required by AXIS to devote substantial amounts of time to the business and affairs of the other shareholders of AXIS.

     Pursuant to a services agreement, AXIS provides us with office facilities, administrative personnel and services, management and geological staff and services. No fixed fee is set in the agreement and we are required to reimburse AXIS for any direct costs incurred by AXIS for us. In addition, we pay a proportion of AXIS indirect costs based on a measure of our utilization of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and indirect costs. AXIS has not charged a service fee for this fiscal year. This service agreement may be terminated by us or AXIS on 60 days' notice. See "Certain Relationships and Related Party Transactions."

Future  Sales  of  Common  Stock  Could  Depress  The  Price Of Our Common Stock

     Future sales of substantial amounts of common stock pursuant to Rule 144 under the Securities Act of 1933 or otherwise by certain stockholders could have a material adverse impact on the market price for the common stock at the time. As at March 24, 2010 there were 165,600,000 outstanding shares of common stock which are deemed "restricted securities" as defined by Rule 144 under the Securities Act or control securities. Under certain circumstances, these shares may be sold without registration pursuant to the provisions of Rule 144 following the expiration of one year after the Company ceases to be a shell company. In general, under rule 144, a person (or persons whose shares are aggregated) who has satisfied a six-month holding period and who is not an affiliate of the Company may sell restricted securities without limitation as long as the Company is current in its SEC reports. A person who is an affiliate of the Company may sell within any three-month period a number of restricted securities and/or control securities which does not exceed the greater of one (1%) percent of the shares outstanding or the average weekly trading volume during the four calendar weeks preceding the notice of sale required by Rule
144. In addition, Rule 144 permits, under certain circumstances, the sale of restricted securities by a non-affiliate without any limitations after a one-year holding period. Any sales of shares by stockholders pursuant to Rule
144  may  have  a  depressive  effect  on  the  price  of  our  Common  stock.

Our Common Stock Is Traded Over the Counter, Which May Deprive Stockholders Of The Full Value Of Their Shares

     Our common stock is quoted via the Over The Counter Bulletin Board (OTCBB). As such, our common stock may have fewer market makers, lower trading volumes and larger spreads between bid and asked prices than securities listed on an exchange such as the New York Stock Exchange or the NASDAQ Stock Market. These factors may result in higher price volatility and less market liquidity for the common stock.

A  Low Market Price May Severely Limit The Potential Market For Our Common Stock

     Our common stock is currently trading at a price substantially below $5.00 per share, subjecting trading in the stock to certain SEC rules requiring additional disclosures by broker-dealers. These rules generally apply to any equity security that has a market price of less than $5.00 per share, subject to certain exceptions (a "penny stock"). Such rules require the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and institutional or wealthy investors. For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to the sale. The broker-dealer also must disclose the commissions payable to the broker-dealer, current bid and offer quotations for the penny stock and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Such information must be provided to the customer orally or in writing before or with the written confirmation of trade sent to the customer. Monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock. The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in our common stock.

Item  1B    Unresolved Staff Comments

     As of December 31, 2009, we do not have any Securities and Exchange Commission staff comments that have been unresolved for more than 180 days.

Item  2     Properties

     The Company occupies certain executive and office facilities in Melbourne, Victoria, Australia which are provided to it pursuant to the Service Agreement with AXIS. See "Item 1- Business- Employees" and "Item 12- Certain Relationships and Related Transactions". The Company believes that its administrative space is adequate for its current needs.

Item  3     Legal Proceedings

     There are no pending legal proceedings to which the Company is a party, or to which any of its property is the subject, which the Company considers material.

                                    PART II

Item 4     (Removed and Reserved)

Item 5     Market for Common Equity and Related Stockholder Matters

Market Information

     Our common stock is traded in the over-the-counter market and quoted on the OTC-Bulletin Board under the symbol "PNDI", which became effective on August 31, 2009. It was previously traded in the over-the-counter market and quoted on the OTC-Bulletin Board under the symbol "WSFU".

     The following table sets out the high and low bid information for the common stock as reported by the OTC Bulletin Board for each period/quarter indicated in US$:

      Calendar Period         High Bid(1)   Low Bid(1)
      ---------------                       ----------

      2009
      ----

      First Quarter                  0.63         0.08

      Second Quarter                 0.40         0.40

      Third Quarter                  0.40         0.20

      Fourth Quarter                 0.80         0.80


(1) The quotations set out herein reflect inter-dealer prices without retail mark-up, mark-down or commission and may not necessarily reflect actual transactions.

     As of December 31, 2009 and as at March 24, 2010, there were 172,800,000 shares of common stock issued and outstanding.

Dividends

     To date we have not paid any cash dividends on our common stock and we do not expect to declare or pay any cash dividends on our common stock in the foreseeable future. Payment of any dividends will depend upon our future earnings, if any, our financial condition, and other factors deemed relevant by the Board of Directors.

     On January 29, 2009 the Company's Board of Directors declared a 6-for-1 stock split in the form of a stock dividend that was payable in February, 2009 to stockholders of record as of February 14, 2009. An aggregate of 72,000,000 shares of common stock were issued in connection with this dividend.

     On March 31, 2009, the Company's Board of Directors declared a 2-for-1 stock split in the form of a stock dividend that was payable in August, 2009 to stockholders of record as of August 12, 2009. An aggregate of 86,400,000 shares of common stock were issued in connection with this dividend.

Shareholders

     As of December 31, 2009 the Company had approximately 11 shareholders of record. Within the holders of record of the Company's Common Stock are depositories such as Cede & Co., a nominee for The Depository Trust Company (or
DTC), that hold shares of stock for brokerage firms which, in turn, hold shares of stock for one or more beneficial owners. Accordingly, the Company believes there are many more beneficial owners of its Common Stock whose shares are held in "street name", not in the name of the individual shareholder

Transfer Agent

     Our United States Transfer Agent and Registrar is Continental Stock Transfer & Trust Company.

Item 6   Selected Financial Data

     Our selected financial data presented below for the years ended December 31, 2009 and December 31, 2008 and the balance sheet data at December 31, 2009 and 2008 have been derived from financial statements, which have been audited by PKF, Certified Public Accountants, a Professional Corporation, New York, NY
(PKF). The selected financial data should be read in conjunction with our financial statements for the year ended December 31, 2009 and 2008, and Notes thereto, which are included elsewhere in this Annual Report.

(Statement of Operations Data)

                                                        2009        2008
Revenues                                           $       -    $      -
                                                  ----------------------
                                                           -           -

Costs and expenses                                  442,364      30,000
                                                  ----------------------

Loss from operations                               (442,364)    (30,000)

Foreign currency exchange (loss)                    (17,594)          -

Other income (loss)                                       2           -
                                                  ----------------------

(Loss) before income taxes                         (459,956)    (30,000)

Provision for income taxes                                -           -
                                                  ----------------------

Net (loss)                                         (459,956)    (30,000)
                                                  ----------------------

                                                  $            $
Net profit (loss) per share
per common equivalent share                           (0.00)      (0.00)
                                                  ----------------------

Weighted average number
of common equivalent shares outstanding (000's)     172,800     152,784
                                                  ----------------------

Balance Sheet Data
                                                  $            $
Total assets                                            376           -
Total liabilities                                  (460,332)          -
                                                  ----------------------

Stockholders' equity (deficit)                     (459,956)          -
                                                  ----------------------

Item 7. Management's Discussion and Analysis of Financial Condition or Plan of Operation

General

     The following discussion and analysis of our financial condition and plan of operation should be read in conjunction with the Financial Statements and accompanying notes and the other financial information appearing elsewhere in this report. This report contains numerous forward-looking statements relating to our business. Such forward-looking statements are identified by the use of words such as believes, intends, expects, hopes, may, should, plan, projected, contemplates, anticipates or similar words. Actual operating schedules, results of operations, ore grades and mineral deposit estimates and other projections and estimates could differ materially from those projected in the forward-looking statements.

Overview

     ProIndia International, Inc. was originally established with the intention to develop and provide service offerings to facilitate auctions on eBay for individuals and companies who lack the eBay expertise and/or time to list/sell and ship items they wish to sell. Our intent was to partner with local/regional/nationally known "Brick and Mortar "retail and service establishments. These establishments would directly benefit from an additional profit center and with increased store traffic and creation of customers.

     In December 2008, Power Developments Pty Ltd, an Australian corporation ("Power") acquired an 96% interest in ProIndia from Edward T. Farmer and certain other stockholders. Mr. Farmer resigned as Sole Director and Officer of ProIndia, Joseph Gutnick was appointed President, Chief Executive Officer and a Director and Peter Lee was appointed Chief Financial Officer and Secretary. Commencing in fiscal 2009, ProIndia has decided to focus its business on energy opportunities.

     We have incurred net losses since our inception and may continue to incur substantial and increasing losses for the next several years. Since inception we have incurred accumulated (deficit) of $498,356 which was funded primarily by advances from affiliates and by the sale of equity securities.

     In March 2009, the Company announced the execution of an Agreement with IFFCO to explore the commercial viability of generating and/or distributing alternate energy or any other viable products to the rural Indian market. Since the announcement, the potential markets have been further refined to focus on regional farming communities in India who have little or no access to certain products, services or technologies relating to the farmers business or non business needs.

     Under the Agreement, ProIndia and IFFCO, agree to work together in a collaborative manner in relation to the products, services or technologies, in particular those in which IFFCO is not currently engaged, that may be applicable for the rural Indian market. ProIndia shall fund the pilot studies, with IFFCO facilitating ProIndia with the relevant government and licensing authorities. The parties may by mutual agreement extend the range of products covered by the Agreement. In the event the parties elect to proceed to full commercialization, ProIndia and IFFCO shall be exclusive partners, with ProIndia having access to IFFCO's cooperative members and distribution network.

     IFFCO is India's largest farmers co-operative having around 40,000 cooperatives as its shareholders which encompass over 50 million farmers. The cooperative is primarily engaged with the production and marketing of fertilizers to its shareholders. IFFCO's assets, distribution network, relationship with the Indian government and massive customer base make it well placed to support and explore the activities outlined in the Cooperation
Agreement. IFFCO have already utilized their extensive communication and distribution network to sell mobile phones, mechanically charged flashlights, and general insurance to their members and are interested in exploring other beneficial opportunities.

     Since that time, ProIndia has continued to pursue this strategy and has met with IFFCO and other parties in India and internationally to continue to refine this strategy and resulting from this work, has formulated a business plan. As part of the ongoing strategy and in order to advance its business plan, ProIndia has engaged Boston Consulting Group (BCG) to assist with the development of components of the business plan.

     The primary aims of ProIndia are to (i) generate a significant positive return on investment for ProIndia and its shareholders; (ii) grow ProIndia into a successful international enterprise through a model developed between IFFCO and ProIndia, that is self sustaining enabling the Company to explore further opportunities within India; and (iii) significantly improve the living standards and therefore productivity and economic development of IFFCO's member societies and other rural Indian communities.

     To achieve these aims ProIndia, currently through BCG is exploring the development and commercialization of certain products, services or technologies which meet the following business criteria:

  1. Be highly beneficial to Indian farmers' and in particular regional farming communities who have little or no access to these products, services or technologies. The product, service or technology will address a widespread critical need throughout India and significantly improve the living standards of the target communities.

  2. Be  affordable  and  simple  to  operate,  use  or  obtain in remote areas.

     In accordance with the above aims and criteria, ProIndia through BCG has identified a number of opportunities for initial investigation. These areas cover a wide range of services, products and technologies across a broad range of categories relating to a farmers business and non business needs. The opportunities are being assessed under certain economic criteria and two clear opportunities have been identified, being Agri-Input Retailing and Farm Management.

     Once suitable products, services or technologies have been approved in conjunction with an appropriate business model and plan, a target community will be selected in conjunction with IFFCO to begin a pilot study. A feasibility study will commence to assess the viability of the chosen opportunity. This will include assessing the financial model and funding structure, the sustainability within the community, the marketing strategy, appropriate tariff structure, environmental impact, social impact and the overall implementation strategy.

     BCG's initial overview was completed in December 2009 and has highlighted two clear opportunities to develop through IFFCO's massive distribution network.

     Following discussion with BCG on BCG's results of the study, ProIndia has engaged BCG to proceed to the next phase of the engagement to investigate Agri-Input Retailing and Farm Management opportunities and to develop business models for such opportunities. ProIndia and BCG anticipate that this phase of the project will be completed by late 2010.

Results of Operations

Year ended December 31, 2009 versus Year ended December 31, 2008

     We are a development stage company and have not generated any revenues since inception.

     Total costs and expenses have increased from $30,000 for the year ended December 31, 2008 to $442,364 for the year ended December 31, 2009. The increase was a net result of:

i) An increase in legal, accounting and professional costs from $29,192 for the year ended December 31, 2008 to $393,273 for the year ended December 31, 2009. During the year ended December 31, 2009 we incurred professional expenses of $300,000 associated with fees for research of potential new business opportunities; stock transfer agent fees for management of the share register of $16,283; legal expenses of $19,553 for general legal work; and audit fees of $57,437 for professional services in relation to financial statements in the quarterly reports on Form 10-Q and annual report on Form 10-K. During the year ended December 31, 2008, we incurred professional expenses of $9,766 associated with stock transfer agent fees for management of the share register, consulting fees and financial advisor fees; legal expenses of $11,926 for general legal work; and audit fees of $7,500 for professional services in relation to financial statements, the quarterly reports on Form 10-Qs and annual report on Form 10-K.

ii) An increase in administrative expenses from $808 for the year ended December 31, 2008 to $49,091 for the year ended December 31, 2009. During the year ended December 31, 2009 we incurred $9,615 for lodgement of Company filings with the SEC; $33,555 charged by Axis Consultants Pty Ltd for salaries incurred on behalf of the Company which relate to fees paid to the President and Chief Executive Officer, Secretary and Chief
     Financial Officer and other staff of AXIS who provide services to the Company; $2,359 for printing, stationary and postage; $3,222 for website costs; and $340 for bank charges. During the year ended December 31, 2008 we incurred $712 for lodgement of Company filings with the SEC; and $96 of miscellaneous costs.

     Accordingly, the loss from operations increased from $30,000 for the year ended December 31, 2008 to $442,364 for the year ended December 31, 2009.

     Other income increased from $nil for the year ended December 31, 2008 to $2 for the year ended December 31, 2009 being interest received.

     Foreign  currency  exchange  loss  increased  from  $nil for the year ended
December  31,  2008  to  $17,594  for  the  year  ended  December  31,  2009.

     The net loss for the year ended December 31, 2009 was $459,956 compared to a net loss for the year ended December 31, 2008 of $30,000.

Liquidity and Capital Resources

     For the fiscal year 2009, net cash used in operating activities was $331,113 primarily consisting of amounts spent on legal, accounting and professional expenses and administration expenses.

     Financing activities in 2009 consisted of an advance of $331,489 from Axis Consultants Pty Ltd.

     The Company's ability to continue operations through fiscal 2010 is dependent upon future funding from affiliated entities, capital raisings, or its ability to commence revenue producing operations and positive cash flows.

     The Company continues to search for additional sources of capital, as and when needed; however, there can be no assurance funding will; be successfully obtained. Even if it is obtained, there is no assurance that it will not be secured on terms that are highly dilutive to existing shareholders.

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of ProIndia International, Inc. as a going concern. However, ProIndia International, Inc. has limited assets, has not yet commenced revenue producing operations and has sustained recurring losses since inception.

     ProIndia has agreed with Boston Consulting Group ("BCG") to extend BCG's consulting role to the development of a business model for the Agri-Input Retailing and Farm Management opportunity. As per the agreement, the Company will be charged professional fees aggregating approximately $1,000,000 for services to be rendered by BCG during 2010.

     Our budget for general and administration and for professional expenses for fiscal 2010 is A$1.25 million. We are currently investigating capital raising opportunities which may be in the form of either equity or debt, to provide funding for working capital purposes. There can be no assurance that such a capital raising will be successful, or that even if an offer of financing is received by the Company, it is on terms acceptable to the Company.

Impact of Australian Tax Law

     On December 28, 2008 the management and control of ProIndia was effectively transferred to Australia making the company an Australian resident corporation under Australian law. Australian resident corporations are subject to Australian income tax on their non-exempt worldwide assessable income (which includes capital gains), less allowable deductions, at the rate of 30%. Foreign tax credits are allowed where tax has been paid on foreign source income, provided the tax credit does not exceed 30% of the foreign source income.

     Under the U.S./Australia tax treaty, a U.S. resident corporation such as us is subject to Australian income tax on net profits attributable to the carrying on of a business in Australia through a "permanent establishment" in Australia. A "permanent establishment" is a fixed place of business through which the business of an enterprise is carried on. The treaty limits the Australian tax on interest and royalties paid by an Australian business to a U.S. resident to 10% of the gross interest or royalty income unless it relates to a permanent establishment. Although we consider that we do not have a permanent establishment in Australia, it may be deemed to have such an establishment due to the location of its administrative offices in Melbourne. In addition we may receive interest or dividends from time to time.

Impact of Australian Governmental, Economic, Monetary or Fiscal Policies

     Although Australian taxpayers are subject to substantial regulation, we believe that our operations are not materially impacted by such regulations nor is it subject to any broader regulations or governmental policies than most Australian taxpayers.

Impact of Recent Accounting Pronouncements

     For a discussion of the impact of recent accounting pronouncements on the Company's financial statements, see Note 3 to the Company's Financial Statements which are included elsewhere in this Annual Report.

Item 7A.     Quantitative and Qualitative Disclosures about Market Risk

     At December 31, 2009, the Company had no outstanding borrowings under Loan Facilities.

Item  8.     Financial  Statements

             See  F  Pages

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

a)  Dismissal of Previous Independent Accountant.

    i. By letter dated, January 27, 2009, ProIndia International, Inc., a Florida corporation (the "Company") informed Moore & Associates, Chartered ("Moore"), that the client - auditor relationship between the Company and Moore had ceased.

    ii. The former accountant's report on our financial statements did not contain any adverse opinions or disclaimers of opinions and was not qualified or modified as to any uncertainty except that the report of Moore, for the period of Inception on November 12, 2007 to December 31, 2007 indicated conditions which raised substantial doubt about the Company's ability to continue as a going concern.

    iii. The decision to change accountants was approved by the Board of Directors of the Company.

    iv. During the period from Inception on November 12, 2007 to December 31, 2007 and subsequent interim periods prior to the change in auditors there were no (1) disagreements with Moore on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements such period or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

    v. The Company provided Moore with a copy of the above disclosures on January 27, 2009 and requested that Moore furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company, and if not, stating the respects in which it does not agree.

           A copy of such letter is filed as an exhibit to Form 8-K dated January 29, 2009.

b)  Appointment of New Independent Accountant

    i.     Effective  as  of  January  29,  2009,  the  Company  engaged  PKF,
           Certified Public Accountants, a Professional Corporation, New York, NY (PKF) as the Company's new independent registered public accounting firm to audit the Company's financial statements as of December 31, 2008 and 2007 and for each of the periods then ended. The decision to change accountants was approved by the Board of Directors of the Company as of January 27, 2009.

    ii. During the period of Inception on November 12, 2007 to December 31, 2007 and the subsequent interim period preceding such engagement, the Company has not consulted PKF regarding either (a) the application of accounting principles to any completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (b) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

    iii. The Company have provided a copy of the disclosures in this report to PKF and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. PKF has advised that it does not intend to furnish such a letter to the Commission.

Item  9A     Controls  and  Procedures

(a)  Evaluation  of  disclosure  controls  and  procedures.

          Our principal executive officer and our principal financial officer evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934 as amended) as of the end of the period covered by this report. Based on that evaluation, such principal executive officer and principal financial officer concluded that, the Company's disclosure control and procedures were effective as of the end of the period covered by this report at the reasonable level of assurance.

(b)  Management's  Report  on  Internal  Control  over  Financial  Reporting

          Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rules 13a-15(f) and 15d - 15(f) under the Securities Exchange Act of 1934, as amended. Under the supervision of management and with the participation of our management, including our principal executive officer and principal financial officer, we conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on our evaluation of internal control over financial reporting, our management concluded that our internal control over financial reporting was effective as of December 31, 2009.

          This annual report does not include an attestation report of the registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit us to provide only management's report in this annual report.

(c)  Change  in  Internal  Control  over  Financial  Reporting.

          No change in our internal control over financial reporting occurred during our most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect our internal control over financial reporting.

(d)  Other.

          We believe that a controls system, no matter how well designed and operated, can not provide absolute assurance that the objectives of the controls system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected. Therefore, a control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Our disclosure controls and procedures are designed to provide such reasonable assurance of achieving our desired control objectives, and our principal executive officer and principal financial officer have concluded, as of December 31, 2009, that our disclosure controls and procedures were effective in achieving that level of reasonable assurance.

Item  9B     Other  Information

     None.

                                    PART III

Item 10.     Directors and Executive Officers and Corporate Governance

     The following table sets forth our directors and officers, their ages and all offices and positions with our company. Officers and other employees serve at the will of the Board of Directors.

Name                     Age           Position(s) Held

                         57            Chairman of the Board, President, Chief
Joseph Gutnick                         Executive Officer and Director

                         52            Secretary, Chief Financial Officer
Peter Lee                              and Principal Accounting Officer



Director Qualifications

     The following paragraphs provide information as of the date of this report about our sole director as well as about each executive officer. The information presented includes information such director has given us about his age, all positions he holds, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he currently serves as a director or has served as a director during the past five years which we believe demonstrates our sole director's qualifications to serve on our Board of Directors.


Joseph Gutnick

     Mr Gutnick has been President and Chief Executive Officer since December 2008. He has been a Director of numerous public listed companies in Australia specialising in the mining sector since 1980 and is currently President and CEO of Legend International Holdings Inc and Golden River Resources Corporation, US corporations listed on the OTC market and President CEO of Northern Capital Resources Corporation, Yahalom International Resources Corporation, Aurum, Inc., US corporations and Executive Chairman and Managing Director of Quantum Resources Limited, North Australian Diamonds Ltd and Top End Uranium Limited. He has previously been a Director of Hawthorn Resources Limited, Astro Diamond Mines NL, Acadian Mining Corporation and Royal Roads Corporation in the last five years. Mr. Gutnick was previously a Director of the World Gold Council. He is a Fellow of the Australasian Institute of Mining & Metallurgy and the Australian Institute of Management and a Member of the Australian Institute of Company Directors.

Peter Lee

     Mr Lee has been Chief Financial Officer and Principal Accounting Officer since December 2008. Mr Lee is a Member of the Institute of Chartered Accountants in Australia, a Fellow of Chartered Secretaries Australia Ltd., a Member of the Australian Institute of Company Directors and holds a Bachelor of Business (Accounting) from Royal Melbourne Institute of Technology. He has over 25 years commercial experience and is currently CFO and Secretary of Legend International Holdings Inc and Golden River Resources Corporation, US corporations listed on the OTC market, Northern Capital Resources Corporation, Yahalom International Resources Corporation, Aurum, Inc and Company Secretary of Quantum Resources Limited, North Australian Diamonds Ltd and Top End Uranium Limited, Australian listed public companies. Mr Lee is also President and CEO of Acadian Mining Corporation (ADA:TSX) and Chairman of the Board of Directors of Royal Roads Corp. (RRO:TSX-V).

     The Company's sole director has been appointed for a one-year term which expires in December 2010.

     Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholder or until a special meeting is called to elect Directors.

Involvement on Certain Material Legal Proceedings During the Last Ten Years

     No director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations. No director, officer, significant employee or consultant has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities. No director, officer or significant employee has been convicted of violating a federal or state securities or commodities law.

     Mr. Gutnick was formerly the Chairman of the Board, Dr. Tyrwhitt was formerly an independent Director and Mr. Lee was formerly Company Secretary of Centaur Mining & Exploration Ltd., an Australian corporation, which commenced an insolvency proceeding in Australia in March 2001.

Board, Audit Committee and Remuneration Committee Meetings

     Our Board of Directors consists of one director. Our Board of Directors uses resolutions in writing to deal with certain matters, and during fiscal 2009, eight resolutions in writing were signed by all Directors.

     We do not have a nominating committee. Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board's practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not directors, officers, or employees of ProIndia on the same basis as candidates proposed by any other person.

Audit Committee

     At December 31, 2009, the Company had not formed an audit committee or adopted an audit committee charter. In lieu of an audit committee, the Company's board of directors assumes the responsibilities that would normally be those of an audit committee. Given the limited scope of the Company's operations to date, the Board of Directors does not at present have a director that would qualify as an audit committee financial expert under the applicable federal securities law regulations.

Remuneration Committee

     At December 31, 2009, the Company had not formed a remuneration committee or adopted a remuneration committee charter. In lieu of an remuneration committee, the Company's board of directors assumes the responsibilities that would normally be those of an remuneration committee.

Code of Ethics

     We have adopted a Code of Conduct and Ethics and it applies to all Directors, Officers and employees. A copy of the Code of Conduct and Ethics is posted on our website at www.wsfucorp.com and we will provide a copy to any person without charge. If you require a copy, you can download it from our website or alternatively, contact us by facsimile or email and we will send you a copy.

Stockholder Communications with the Board

     Stockholders who wish to communicate with the Board of Directors should send their communications to the Chairman of the Board at the address listed below. The Chairman of the Board is responsible for forwarding communications to the appropriate Board members.

     Mr. Joseph Gutnick
     ProIndia International, Inc.
     PO Box 6315 St. Kilda Road
     Central Melbourne, Victoria 8008 Australia

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our Directors, executive officers and beneficial owners of more than 10% of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission concerning their ownership of and transactions in our Common Stock and are also required to provide to us copies of such reports. Based solely on such reports and related information furnished to us, we believe that in fiscal 2009 all such filing requirements were complied with in a timely manner by all Directors and executive officers and 10% stockholders, except that our chief financial officer has not yet filed a Form 3 as a result of a technical difficulty with the Edgar filing process.

Item 11.     Executive Compensation.

     The following table sets forth the annual salary, bonuses and all other compensation awards and pay outs on account of our Chief Executive Officer for services rendered to us during the fiscal year ended December 31, 2009 and 2008. No other executive officer received more than US$100,000 per annum during this period.

Summary Compensation Table

-------------------------------------------------------------------------------------------------------------------------------
Name and              Year   Salary    Bonus   Stock    Option   Non-Equity         Change in        All Other         Total
Principal                                      Awards   Awards   Incentive          Pension          Compensation
Position                                                         Plan               Value and
                                                                 Compensation       Nonqualified
                                                                                    Deferred
                                                                                    Compensation
                                                                                    Earnings
-------------------------------------------------------------------------------------------------------------------------------
Joseph Gutnick,       2009   $2,500      -          -        -              -                  -                -      $2,500
Chairman of the
Board, President
and CEO (1)
-------------------------------------------------------------------------------------------------------------------------------
Edward T Famer,       2008   $    -      -       -        -           -                   -                  -         $    -
Director and
CEO (2)
-------------------------------------------------------------------------------------------------------------------------------

3.  Joseph  Gutnick  appointed  December  28,  2008.
4.  Edward Farmer appointed November 12, 2007 and resigned December 28, 2008.

     We have a policy that we will not enter into any transaction with an officer, Director or affiliate of the Company or any member of their families unless the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to the Company at the time authorised.

Outstanding Equity Awards at Fiscal Year-End

     The  Company  does  not  currently  have  any equity or stock option plans.

Principal Officers Contracts

     The  principal  officers  do  not  have  any  employment  contracts.

Compensation of Directors

     The Company's sole director did not receive any compensation during fiscal 2009 other than as disclosed in the executive compensation table.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

     The following table sets forth certain information regarding the beneficial ownership of our common stock by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group as of March 22, 2010.

-------------------------------------------------------------------------------------------------------
Title of                    Name and Address                Amount and nature of          Percentage
Class                       of Beneficial Owner*            Beneficial Owner              of class (1)
-------------------------------------------------------------------------------------------------------
Shares of common stock      Joseph Gutnick                  165,600,000  (2)                     95.83

-------------------------------------------------------------------------------------------------------
                            All officers and Directors      165,600,000                          95.83
                            as a group
-------------------------------------------------------------------------------------------------------

* Unless otherwise indicated, the address of each person is c/o ProIndia International, Inc., Level 8, 580 St. Kilda Road, Melbourne, Victoria 3004 Australia

Notes:

(3) Based on 172,800,000 shares outstanding as of March 22, 2010. Gives effect to a 6 for 1 stock split in the form of a dividend that was effected as of February 2009 and a 2 for 1 stock split in the form of a dividend that was effected as of August 2009.

(4) Includes 165,600,000 shares owned by Power Developments Pty Ltd, of which Mr Joseph Gutnick is the sole Director and stockholder.

Item 13.     Certain Relationships and Related Transactions

     We are one of eight affiliated companies under common management. Each of the companies has some common Directors, officers and shareholders. In addition, each of the companies is substantially dependent upon AXIS for its senior management and administration staff. It is the intention of the affiliated companies and respective Boards of Directors that any arrangements or transactions between the companies should accommodate the respective interest of the relevant affiliated companies in a manner which is fair to all parties and equitable to the shareholders of each. Currently, there are no material arrangements or planned transactions between the Company and any of the other affiliated companies other than AXIS.

     AXIS is paid by each company for the costs incurred by it in carrying out the administration function for each such company. Pursuant to the Service Agreement, AXIS performs such functions as payroll, maintaining employee records required by law and by usual accounting procedures, providing insurance, legal, human resources, company secretarial, land management, certain exploration and mining support, financial, accounting advice and services. AXIS procures items of equipment necessary in the conduct of the business of the Company. AXIS also provides for the Company various services, including but not limited to the making available of office supplies, office facilities and any other services as may be required from time to time by the Company as and when requested by the Company.

     We are required to reimburse AXIS for any direct costs incurred by AXIS for the Company. In addition, we are required to pay a proportion of AXIS's overhead cost based on AXIS's management estimate of our utilisation of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and overhead costs. Amounts invoiced by AXIS are required to be paid by us. We are also not permitted to obtain from sources other than AXIS, and we are not permitted to perform or provide ourselves, the services contemplated by the Service Agreement, unless we first requests AXIS to provide the service and AXIS fails to provide the service within one month.

     The Service Agreement may be terminated by AXIS or ourselves upon 60 days prior notice. If the Service Agreement is terminated by AXIS, we would be required to independently provide, or to seek an alternative source of providing, the services currently provided by AXIS. There can be no assurance that we could independently provide or find a third party to provide these services on a cost-effective basis or that any transition from receiving services under the Service Agreement will not have a material adverse effect on us. Our inability to provide such services or to find a third party to provide such services may have a material adverse effect on our operations.

     In accordance with the Service Agreement, AXIS provides the Company with the services of our Chief Executive Officer, Chief Financial Officer and clerical employees, as well as office facilities, equipment, administrative and clerical services. We pay AXIS for the actual costs of such facilities plus a maximum service fee of 15%.

Transactions with Management.

     We have a policy that we will not enter into any transaction with an Officer, Director or affiliate of us or any member of their families unless the transaction is approved by a majority of our disinterested non-employee Directors and the disinterested majority determines that the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to us at the time authorised.

Item 14.     Principal Accounting Fees and Services

     The following table shows the audit fees that were billed or are expected to be billed by PKF and Moore for fiscal 2009 and 2008.

                                    PKF       PKF        Moore
                                   ----      ----        -----
                                   2009      2008         2008
                                   ----      ----         ----

     Audit fees                   $33,915   $15,000      $4,500
     Audit related fees                 -         -           -
     Tax fees                       5,500     6,365           -
                                  -----------------      ------
     Total                        $39,415   $21,365      $4,500
                                  =================      ======

     Audit fees were for the audit of our annual financial statements, review of financial statements included in our 10-Q quarterly reports, and services that are normally provided by independent auditors in connection with our other filings with the SEC. This category also includes advice on accounting matters that arose during, or as a result of, the audit or review of our interim financial statements.

     Tax fees relate to the preparation of the Company's income tax returns and other tax compliance filings.

                                    PART IV

Item 15.   Exhibits, Financial Statement Schedules

(a)  Financial Statements and Notes thereto.

     The Financial Statements and Notes thereto listed on the Index at page 28 of this Annual Report on Form 10-K are filed as a part of this Annual Report.

(b)  Exhibits

     The Exhibits to this Annual Report on Form 10-K are listed in the Exhibit Index at page 27 of this Annual Report.

                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Annual Report to be signed on its behalf by the undersigned, thereunto duly authorised.


                                   PROINDIA INTERNATIONAL, INC.

                                   (Registrant)




                                   By:  /s/ Peter Lee
                                       ---------------------------
                                       Peter J Lee
                                       Secretary,
                                       Chief Financial Officer
                                       and Principal Financial
                                       Accounting Officer

Dated: March 25, 2010

                            FORM 10-K Signature Page


     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons in the capacities and on the dates indicated.


Signature                          Title                          Date


       /s/ J. I. Gutnick
1.    ------------------------     Chairman of the Board,
      Joseph Gutnick               President and Chief Executive
                                   Officer (Principal Executive
                                   Officer), and Director.        March 25, 2010




       /s/ Peter Lee
2.    ------------------------     Secretary,
      Peter Lee                    Chief Financial Officer and
                                   Principal Financial and
                                   Accounting Officer.            March 25, 2010

                                 EXHIBIT INDEX

Incorporated by        Exhibit
Reference to:          No          Exhibit


(1)   Exhibit 99.1     3.1         Articles  of  Incorporation  of  PROINDIA
      Annex B                      INTERNATIONAL,  INC.
(1)   Exhibit 99.1     3.2         Bylaws of PROINDIA INTERNATIONAL, INC.
      Annex C
(1)   Exhibit 99.1     3.3         Agreement  and Plan of Merger between We Sell
      Annex A                      For  U  Corp  and ProIndia International Inc.
      Exhibit 4.1      4.1         Specimen  Stock  Certificate  of  PROINDIA
                                   INTERNATIONAL,  INC.
      *                10.1        Service  Agreement dated January 30, 2009, by
                                   and  between  the  Registrant  and  AXIS
                                   Consultants  Pty  Ltd
      *                10.2        Agreement with IFFCO
      *                16.1        Letter from former independent accountant
      *                31.1        Certification  pursuant  to 18 U.S.C. Section
                                   1350  as  adopted  pursuant to Section 302 of
                                   the  Sarbanes-Oxley  Act  of  2002 by. Joseph
                                   Issac  Gutnick
      *                31.2        Certification  pursuant  to 18 U.S.C. Section
                                   1350  as  adopted  pursuant to Section 302 of
                                   the  Sarbanes-Oxley  Act  of  2002  by  Peter
                                   James  Lee.
      *                32.1        Certification  pursuant  to 18 U.S.C. Section
                                   1350  as  adopted  pursuant to Section 906 of
                                   the  Sarbanes-Oxley  Act  of  2002  by Joseph
                                   Issac  Gutnick.
      *                32.2        Certification  pursuant  to 18 U.S.C. Section
                                   1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Peter
                                   James  Lee

      *Filed herewith

(1)  Registrant's  Form  8-K  filed  on  July  16,  2009.

Financial Statements as of December 31, 2009 and 2008 and for the year ended December 31, 2009 and December 31, 2008.

ProIndia International, Inc.
Audited Financial Statements for the Company as of December 31, 2009 and 2008 and for the year ended December 31, 2009 and December 31, 2008.

                                  Exhibit 31.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter James Lee, certify that:

1. I have reviewed this annual report on Form 10-K of ProIndia International, Inc. (the "registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13(a)-15(e) and 15(d)-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted principles;

     c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this annual report based on such evaluation; and

     d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 25, 2010




                          /s/ Peter Lee
                         --------------------------
                         Name:   Peter Lee
                         Title:  Secretary and
                                 Chief Financial Officer
                                 (Principal Financial Officer)

                                  Exhibit 31.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph Isaac Gutnick, certify that:

1. I have reviewed this annual report on Form 10-K of ProIndia International, Inc. (the "registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13(a)-15(e) and 15(d)-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted principles;

     c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

     d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: March 25, 2010



                                /s/ J. I. Gutnick
                              -------------------------------
                              Name:   Joseph I. Gutnick
                              Title:  Chairman of the Board, President and
                                      Chief Executive Officer
                                      (Principal Executive Officer)

                                  Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the report on Form 10-K of ProIndia International, Inc. (the "Company") for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Joseph Isaac Gutnick, Chief Executive Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  March 25, 2010



                               /s/ J. I. Gutnick
                              -----------------------------------
                              Joseph Isaac Gutnick
                              Chairman of the Board, President and
                              Chief Executive Officer
                              (Principal Executive Officer)

                                  Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the report on Form 10-K of ProIndia International, Inc. (the "Company") for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Peter James Lee, Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  March 25, 2010



                                         /s/ Peter Lee
                                        -----------------------------
                                        Peter James Lee
                                        Secretary and
                                        Chief Financial Officer
                                        (Principal Financial Officer)

                          PROINDIA INTERNATIONAL, INC.


                              Financial Statements

                           December 31, 2009 and 2008

         (with Report of Independent Registered Public Accounting Firm)

                                    CONTENTS



                                                                     Page


Report of Independent Registered Public Accounting Firm               F-3

Balance Sheet                                                         F-4

Statements of Operations                                              F-5

Statements of Stockholders' Equity (Deficit)                          F-6

Statements of Cash Flows                                              F-7

Notes to Financial Statements                                  F-8 - F-12

            Report of Independent Registered Public Accounting Firm
            -------------------------------------------------------


To the Board of Directors and Stockholders of ProIndia International, Inc.

     We have audited the accompanying balance sheet of ProIndia International, Inc. (a development stage company) as of December 31, 2009 and 2008, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2009 and 2008 and the cumulative amounts from inception, November 12, 2007 through December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ProIndia International, Inc. at December 31, 2009 and 2008, and the results of its operations and its cash flows for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As described in note 1, at December 31, 2009 the Company has not yet commenced revenue producing operations, has incurred net losses from inception, and has an accumulated (deficit) of $498,356. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Management's plans in regard to these matters are also discussed in note 1.






                                             /s/ PKF
                                             Certified Public Accountants
                                             A Professional Corporation

New York, NY
March 24, 2010

                          PROINDIA INTERNATIONAL, INC.
                         (A Development Stage Company)
                                 Balance Sheet
                           December 31, 2009 and 2008

                                                                                     US$         US$
                                                                                    2009        2008
                                                                                --------    --------

ASSETS
Current Assets:
Cash                                                                                 376          -
                                                                                --------------------
Total Current Assets                                                                 376          -
                                                                                --------------------

Total Assets                                                                         376          -
                                                                                ====================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts Payable and Accrued Expenses                                            128,843          -
                                                                                --------------------
Total Current Liabilities                                                        128,843          -
                                                                                --------------------

Non Current Liabilities:
Advances payable - affiliate                                                     331,489          -
                                                                                --------------------
Total Non Current Liabilities                                                    331,489          -
                                                                                --------------------

Total Liabilities                                                                460,332          -
                                                                                --------------------

Stockholders' Equity (Deficit):
Common stock: $.0001 par value
500,000,000 shares authorised,
and 172,800,000 shares issued and outstanding at December 31, 2009 and 2008.      17,280     17,280
Additional Paid-in-Capital                                                        21,120     21,120
Accumulated (Deficit) during the development stage                              (498,356)   (38,400)
                                                                                --------------------
Total Stockholders' Equity (Deficit)                                            (459,956)         -
                                                                                --------------------

Total Liabilities and Stockholders' Equity (Deficit)                                 376          -
                                                                                ====================

See Notes to Financial Statements

                          PROINDIA INTERNATIONAL, INC.
                         (A Development Stage Company)
                            Statements of Operations

                                                                                   November 12,
                                                         Year            Year              2007
                                                        Ended           Ended    (Inception) to
                                                 December 31,    December 31,      December 31,
                                                         2009            2008              2009
                                                 ------------    ------------    --------------

Revenues                                                  US$-            US$-             US$-
                                                 ----------------------------------------------

Cost and expenses
Legal, Accounting and Professional                    393,273          29,192           422,465
Administration Expense                                 49,091             808            49,899
                                                 ----------------------------------------------
                                                      442,364          30,000           472,364
                                                 ----------------------------------------------

(Loss) from Operations                               (442,364)        (30,000)         (472,364)
Foreign Currency Exchange (Loss)                      (17,594)              -           (17,594)
Other Income
Interest - other                                            2               -                 2
                                                 ----------------------------------------------
(Loss) before Income Tax                             (459,956)        (30,000)         (489,956)
Provision for Income Tax                                    -               -                 -
                                                 ----------------------------------------------

Net (Loss)                                           (459,956)        (30,000)         (489,956)
                                                 ----------------------------------------------

Basic net (Loss) per Common Equivalent Shares           (0.00)          (0.00)            (0.00)
                                                 ==============================================

Weighted Number of Common Equivalent
Shares Outstanding (000's)                            172,800         152,784           161,576
                                                 ==============================================

See Notes to Financial Statements

                          PROINDIA INTERNATIONAL, INC.

                         (A Development Stage Company)
                  Statements of Stockholders' Equity (Deficit)

                                                 Common    Additional
                                                  Stock       Paid-in    Accumulated
                                       Shares    Amount       Capital      (Deficit)        Total
                                       ------    ------    ----------                       -----
                                                    US$           US$            US$          US$
                                  ----------------------------------------------------------------
Inception, November 12, 2007                -         -             -              -            -

Issuance of 144,000,000 shares    144,000,000    14,400             -         (8,400)       6,000

Net (loss)                                  -         -             -              -            -
                                  ----------------------------------------------------------------
Balance, December 31, 2007        144,000,000    14,400             -         (8,400)       6,000

Issuance of 28,800,000 shares      28,800,000     2,880        21,120              -       24,000

Net (loss)                                  -         -             -        (30,000)     (30,000)
                                  ----------------------------------------------------------------
Balance, December 31, 2008        172,800,000    17,280        21,120        (38,400)           -

Net (loss)                                  -         -             -       (459,956)    (459,956)
                                  ----------------------------------------------------------------
Balance December 31, 2009         172,800,000   $17,280   $    21,120   $   (498,356)   $(459,956)
                                  ----------------------------------------------------------------

     See Notes to Financial Statements

                          PROINDIA INTERNATIONAL, INC.

                         (A Development Stage Company)
                            Statements of Cash Flows

                                                                                       November
                                                                                       12, 2007
                                                              Year         Year     (Inception)
                                                             Ended        Ended              to
                                                          December     December        December
                                                          31, 2009     31, 2008        31, 2009
                                                               US$          US$             US$
                                                          --------     --------     -----------

CASH FLOWS FROM OPERATING ACTIVITIES
Net (Loss)                                               $(459,956)   $ (30,000)   $   (489,956)


Adjustments to reconcile net (loss) to net cash (used)
in Operating Activities
Net change in Accounts Payable and Accrued Expenses        128,843            -         128,843
                                                         --------------------------------------

Net Cash (used) in Operating Activities                   (331,113)     (30,000)       (361,113)
                                                         --------------------------------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES

Proceeds from Issuance of Stock                                  -       24,000          30,000
Advances Payable - Affiliate                               331,489            -         331,489
                                                         --------------------------------------

Net Cash Provided by Financing Activities                  331,489       24,000         361,489
                                                         --------------------------------------

Net Increase (Decrease) in Cash                                376       (6,000)           (376)

Cash at Beginning of Year                                        -        6,000               -
                                                         --------------------------------------
Cash at End of Year                                            376            -             376
                                                         ======================================

See Notes to Financial Statements

                          PROINDIA INTERNATIONAL, INC.
                         (A Development Stage Company)
                         Notes to Financial Statements
                           December 31, 2009 and 2008

(1)  ORGANIZATION AND BUSINESS

          ProIndia International, Inc. ("ProIndia" or the "Company") is a Delaware corporation originally incorporated in Florida as We Sell for U Corp. ("We Sell for U"). The principal stockholder of ProIndia is Power Developments Pty Ltd., an Australian corporation ("Power"), an entity majority owned by the Company's president, which owned 95.83% of ProIndia as of December 31, 2009.

          On August 12, 2009, the Company re-incorporated in the state of Delaware (the "Reincorporation") through a merger involving We Sell for U Corp. and ProIndia International, Inc., a Delaware Corporation that was a wholly owned subsidiary of We Sell for U. The Reincorporation was effected by merging We Sell for U with ProIndia, with ProIndia being the surviving entity. For purposes of the Company's reporting status with the Securities and Exchange Commission, ProIndia is deemed a successor to We Sell for U.

          In December 2008, Power Developments Pty Ltd, an Australian corporation ("Power") acquired an 96% interest in ProIndia from certain stockholders. In connection therewith, the Company appointed a new President/Chief Executive Officer and Chief Financial Officer/Secretary and a new sole Director.

          Commencing in fiscal 2009, ProIndia has decided to focus its business on energy opportunities.

          In March 2009, the Company announced the execution of an Agreement with Indian Farmers Fertiliser Cooperative ("IFFCO") to explore the commercial viability of generating and/or distributing alternate energy or any other viable products to the rural Indian market. Since the announcement, the potential markets have been further refined to focus on regional farming communities in India who have little or no access to certain products, services or technologies relating to the farmers business or non business needs.

          Under the Agreement, ProIndia and IFFCO, agree to work together in a collaborative manner in relation to the products, services or technologies, in particular those in which IFFCO is not currently engaged, that may be applicable for the rural Indian market. ProIndia shall fund the pilot studies, with IFFCO facilitating ProIndia with the relevant government and licensing authorities. The parties may by mutual agreement extend the range of products covered by the Agreement. In the event the parties elect to proceed to full commercialization, ProIndia and IFFCO shall be exclusive partners, with ProIndia having access to IFFCO's cooperative members and distribution network.

          IFFCO is India's largest farmers co-operative having around 40,000 cooperatives as its shareholders which encompass over 50 million farmers. The cooperative is primarily engaged with the production and marketing of fertilizers to its shareholders. IFFCO's assets, distribution network, relationship with the Indian government and massive customer base make it well placed to support and explore the activities outlined in the Cooperation Agreement. IFFCO have already utilized their extensive communication and distribution network to sell mobile phones, mechanically charged flashlights, and general insurance to their members and are interested in exploring other beneficial opportunities.

          Since that time, ProIndia has continued to pursue this strategy and has met with IFFCO and other parties in India and internationally to continue to refine this strategy and resulting from this work, has formulated a business plan. As part of the ongoing strategy and in order to advance its business plan, ProIndia has engaged Boston Consulting Group
     (BCG) to assist with the development of components of the business plan. During February 2010 the Company has agreed with Boston Consulting Group ("BCG") to extend BCG's consulting role to the development of a business model for Agri-Input Retailing and Farm Management opportunities.

          The primary aims of ProIndia are to (i) generate a significant positive return on investment for ProIndia and its shareholders; (ii) grow ProIndia into a successful international enterprise through a model developed between IFFCO and ProIndia, that is self sustaining enabling the Company to explore further opportunities within India; and (iii) significantly improve the living standards and therefore productivity and economic development of IFFCO's member societies and other rural Indian communities.

          To achieve these aims ProIndia, currently through BCG is exploring the development and commercialization of certain products, services or technologies which meet the following business criteria:

          1. Be highly beneficial to Indian farmers' and in particular regional farming communities who have little or no access to these products, services or technologies. The product, service or technology will address a widespread critical need throughout
               India and significantly improve the living standards of the target communities.

          2. Be affordable and simple to operate, use or obtain in remote areas.

          In accordance with the above aims and criteria, ProIndia through BCG has identified a number of opportunities for initial investigation. These areas cover a wide range of services, products and technologies across a broad range of categories relating to a farmers business and non business needs. The opportunities are being assessed under certain economic criteria with two clear opportunities identified.

          Once suitable products, services or technologies have been approved in conjunction with an appropriate business model and plan, a target community will be selected in conjunction with IFFCO to begin a pilot study. A feasibility study will commence to assess the viability of the chosen opportunity. This will include assessing the financial model and funding structure, the sustainability within the community, the marketing strategy, appropriate tariff structure, environmental impact, social impact and the overall implementation strategy.

          BCG's initial overview was completed in December 2009 and has highlighted two clear opportunities to develop through IFFCO's massive distribution network.

          Following discussion with BCG on BCG's results of the study, ProIndia has engaged BCG to proceed to the next phase of the engagement to investigate Agri-Input Retailing and Farm Management opportunities and to develop business models for such opportunities. ProIndia and BCG anticipate that this phase of the project will be completed by late 2010.

          The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of ProIndia as a going concern. The Company has not yet commenced revenue producing operations and has incurred net losses since inception and may continue to incur substantial and increasing losses for the next several years, all of which raises substantial doubt as to its ability to continue as a going concern. The financial statements do not contain any adjustments that could arise as a result of this uncertainty.

          In addition, ProIndia is reliant on loans and advances from corporations affiliated with the Company. Based on discussions with these affiliate companies, The Company believes this source of funding will continue to be available. Other than the arrangements noted above, the Company has not confirmed any other arrangement for ongoing funding. As a result the Company may be required to raise funds by additional debt or equity offerings in order to meet its cash flow requirements during the forthcoming year.

(2)  ACCOUNTING POLICIES

          The Company is a development stage company and the following is a summary of the significant accounting policies followed in connection with the preparation of the financial statements.

     (a)  Basis of presentation

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

          The  functional  and  reporting  currency  of  the Company is the U.S.
          dollar.

          The Company complies with ASC Topic 915 and its characterization of the Company as a development stage company.

     (b)  Cash Equivalents

          ProIndia considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents. For the periods presented there were no cash equivalents.

     (c)  Federal Income Tax

          ASC Topic 740 prescribes how a company should recognise, measure, present and disclose in its financial statements uncertain tax positions that the Company has taken or expects to take on a tax return. Additionally for tax positions to qualify for deferred tax benefit recognition under ASC 740, the position must have at least "more than likely not" chance of being sustained upon challenge by the respective taxing authorities, and whether or not it meets that criteria is a matter of significant judgement. The Company believes that it does not have any uncertain tax positions that would require the recognition or disclosure of a potential tax liability.

          The Company follows the asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. For the periods presented, there was no taxable income. There are no deferred income taxes resulting from temporary differences in reporting certain income and expense items for income tax and financial accounting purposes. The Company, at this time, is not aware of any net operating losses which are expected to be realized.

     (d)  Australian Tax Law

          The Company is an Australian resident corporation under Australian law and accordingly is subject to Australian income tax on its non-exempt worldwide assessable income (which includes capital gains), less allowable deductions, at the rate of 30%. Foreign tax credits are allowed where tax has been paid on foreign source income provided the tax credit does not exceed 30% of the foreign source income.

          Under the U.S./Australia tax treaty, a U.S. resident corporation such as us is subject to Australian income tax on net profits attributable to the carrying on of a business in Australia through a "permanent establishment" in Australia. A "permanent establishment" is a fixed place of business through which the business of an enterprise is carried on. The treaty limits the Australian tax on interest and royalties paid by an Australian business to a U.S. resident to 10% of the gross interest or royalty income unless it relates to a permanent establishment. Although we consider that we do not have a permanent establishment in Australia, it may be deemed to have such an establishment due to the location of its administrative offices in Melbourne. In addition we may receive interest or dividends from time to time.

     (e)  Loss per share

          The Company calculates loss per share in accordance with FASB ASC Topic 260, "Earnings per Share".

          Basic (loss) per share is computed based on the weighted average number of common shares outstanding during the period. Dilutive loss per share has not been presented as there are no common stock equivalents.

     (f)  Fair value of Financial Instruments

          The Company's financial instruments consist primarily of cash and advances payables-affiliates. The fair value of cash approximates its carrying value. The fair value of the advance payables-affiliates is not determinable as it is due to an affiliate entity and settlement date is uncertain.

(3)  RECENT ACCOUNTING PRONOUNCEMENTS

          In June 2009, the Financial Accounting Standards Board ("FASB") issued the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, also known as FASB Accounting Standards Codification ("ASC") 105-10, Generally Accepted Accounting Principles, ("ASC 105-10"). ASC 105-10 establishes the FASB Accounting Standards Codification ("Codification") as the single source of authoritative US GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative US GAAP for SEC registrants. The subsequent issuances of new standards will be in the form of Accounting Standards Updates ("ASU") that will be included in the Codification. Generally, the Codification is not expected to change US GAAP. All other accounting literature excluded from the Codification will be considered nonauthoritative. This ASC is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company adopted this ASC for our quarter ended
     September 30, 2009. The adoption did not have any effect on our financial condition or results of operations. All accounting references have been updated, and therefore SFAS references have been replaced with ASC references.

          Effective January 1, 2009, the Company adopted the amended provisions of ASC Topic 820, Fair Value Measurements and Disclosures. This topic defines fair value, establishes a hierarchal disclosure framework for measuring fair value, and requires expanded disclosures about fair value measurements. The provisions of this topic apply to all financial instruments that are being measured and reported on a fair value basis. The adoption of ASC 820 has not had a material impact on the Company's financial position or results of operations.

          In December 2007, the FASB amended ASC Topic 805, Business Combinations, which replaced FAS No. 141. ASC 805 establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired and the liabilities assumed. The provisions of ASC 805 are effective for the Company's fiscal year beginning January 1, 2009 which applies prospectively to all business combinations entered into on or after such date. Any future acquisitions will be impacted by application of this topic.

          In December 2007, the FASB amended ASC Topic 810, Noncontrolling Interests in Consolidated Financial Statements. ASC 810 clarifies the accounting for noncontrolling interests and establishes accounting and reporting standards for the noncontrolling interest in a subsidiary, including classification as a component of equity. ASC 810 is effective for fiscal years beginning after December 15, 2008. The Company does not currently have any minority interests.

          The Company adopted the amended provision of ASC 825, Financial Instruments on April 1, 2009. This standard requires disclosures about fair value of financial instruments in interim financial statements as well as in annual financial statements.

          In May 2009, the FASB issued ASC 855, Subsequent Events, on the accounting for and disclosure of events that occur after the balance sheet date. This guidance was effective for interim and annual financial periods ending after June 15, 2009. This guidance was amended in February 2010. It requires an entity that is a SEC filer to evaluate subsequent events through the date that the financial statements are issued. The adoption of this guidance did not have an impact on our consolidated financial statements.

(4)  AFFILIATE TRANSACTIONS

          In January 2009, the Company entered into an agreement with AXIS Consultants Pty Ltd to provide management and administration services to the Company. AXIS is affiliated through common management. The Company is one of eight affiliated companies under common management. Each of the companies has some common Directors, officers and shareholders. In addition, each of the companies is substantially dependent upon AXIS for its senior management and administration staff. It has been the intention of the affiliated companies and respective Boards of Directors that each of such arrangements or transactions should accommodate the respective interest of the relevant affiliated companies in a manner which is fair to all parties and equitable to the shareholders of each. Currently, there are no material arrangements or planned transactions between the Company and any of the other affiliated companies other than AXIS.

          The payable to affiliate at December 31, 2009 in the amount of $331,489 is all due to AXIS. During the year ended December 31, 2009, AXIS provided services in accordance with the services agreement and incurred direct costs on behalf of the Company of $331,489. The Company intends to repay these amounts with funds raised either via additional debt or equity offerings, but as this may not occur within the next 12 months, the Company has decided to classify the amounts payable as non current in the accompanying balance sheets.

(5)  INCOME TAXES

          ProIndia files its income tax returns on an accrual basis. ProIndia has carry-forward losses of approximately $488,000 as of December 31, 2009 which will expire in the year 2029. Due to the uncertainty of the availability and future utilization of those operating loss carry-forwards, management has provided a full valuation against the related tax benefit.

(6)  STOCKHOLDERS EQUITY

          In November 2007, 72,000,000 shares of common stock were issued to the Company's founder raising $6,000.

          In September 2008, the Company raised $24,000 in a registered public offering of 14,400,000 shares of common stock share pursuant to a prospectus dated March 7, 2008.

          On  January  29,  2009  the  Company's  Board  of Directors declared a
     6-for-1 stock split in the form of a stock dividend that was payable in February, 2009 to stockholders of record as of February 14, 2009. The Company has accounted for this bonus issue as a stock split and accordingly, all share and per share data has been retroactively restated.

          On March 31, 2009, the Company's Board of Directors declared a 2-for-1 stock split in the form of a stock dividend that was payable in August, 2009 to stockholders of record as of August 12, 2009. The Company has accounted for this bonus issue as a stock split and accordingly, all share and per share data has been retroactively restated

          Effective on August 12, 2009, the Company completed the reincorporation from a Florida corporation to a Delaware corporation. Each issued and outstanding share of common stock, par value $0.0001 per share, of We Sell For U Corp., a Florida-incorporation Company, was automatically converted into one issued and outstanding share of common stock, par value $0.0001 per share, of ProIndia International, Inc, a Delaware-incorporated Company. The number of authorized shares of capital stock was increased to five hundred twenty million (520,000,000) shares, of which five hundred million (500,000,000) shares shall be Common Stock and twenty million (20,000,000) shares shall be Preferred Stock, each with a par value of $.0001 per share.

(7)  SUBSEQUENT EVENTS

          The Company has evaluated subsequent events and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements except as noted herein:

          During February 2010 the Company has agreed with Boston Consulting Group ("BCG") to extend BCG's consulting role to the development of a business model for the Agri-Input Retailing and Farm Management opportunity. As per the agreement, the Company will be charged professional fees aggregating approximately $1,000,000 for services to be rendered by BCG during 2010.


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